UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                         April 10, 2007 (April 4, 2007)


                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   8082               71-0918189
 ------------------------------ ---------------- --------------------------
  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
       of Incorporation)           File Number)       Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 4, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that Keith G. Myers, president and chief executive officer of LHC Group, and Barry Stewart, executive vice president and chief financial officer, will present at the SunTrust 36th Annual Institutional Conference in Atlanta, Georgia, on Wednesday, April 11, 2007.


Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

     EXHIBIT NO.        DESCRIPTION
--------------------   ---------------------------------------------------------

        99.1            Press Release dated April 4, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LHC GROUP, INC.


                                         By: /s/ Barry E. Stewart
                                             -----------------------------------
                                             Barry E. Stewart
                                             Executive Vice President and Chief
                                             Financial Officer

Dated: April 10, 2007

                                INDEX TO EXHIBITS


     EXHIBIT NO.        DESCRIPTION
--------------------   ---------------------------------------------------------
        99.1            Press Release dated April 4, 2007, announcing that Keith
                        G. Myers, president and chief executive officer of LHC
                        Group, and Barry Stewart, executive vice president and chief financial officer, will present at the SunTrust
                        36th Annual Institutional Conference in Atlanta,
                        Georgia, on Wednesday, April 11, 2007.